UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K
                                Current Report

                      PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES ACT OF 1934.

      Date of Report (Date of Earliest event reported): September 3, 2004

                    Commission file number:  000-31735

                        NANOSIGNAL CORPORATION, INC.
          (Exact Name of Registrant as specified in its charter)


        Nevada                                          88-0231200
 (State or other jurisdiction of                      (IRS Employer
 incorporation or organization)                      Identification Number)

                            5440 W Sahara Ave, Suite 206
                       (Address of principal executive offices)

                              Las Vegas, NV  89146
                            (City, State and Zip Code)

                                    (702) 227-5111
                   Company's telephone number, including area code

ITEM 8.01 Other Events

NanoSignal Corporation, Inc. has engaged Gary L Blum, 3278 Wilshire Blvd. #603, Los Angeles, California 90010, 213-381-7450 as securities counsel to the company. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





September 3, 2004                           NANOSIGNAL CORPORATION, INC.
                                            By /s/ Mr. Scott Ervin
                                        ------------------------------
                                            Mr. Scott Ervin, CEO